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                                  EXHIBIT 10.7

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE


                              PLEASE READ CAREFULLY

                     THIS DOCUMENT CONTAINS A RELEASE OF ALL

                            KNOWN AND UNKNOWN CLAIMS.


               This Settlement Agreement and Mutual Release ("Agreement") is entered into by and among plaintiff Rogue Studios, Inc. ("Rogue") and defendants Jay Smith, III and Jay Smith, III dba Smith Engineering Company (together, "Smith"). Rogue and Smith are hereinafter collectively referred to as the "Parties".
                                    RECITALS

               A. On or about March 18, 1998, Rogue filed an action in the Los Angeles County Superior Court against Smith alleging breach of contract, tortious breach of contract, fraud, conversion, constructive trust and common counts bearing Case No. SC 051 695 (the "Action").

               B. It is the desire of the Parties to resolve all disputes underlying or in any way connected with or related to the Action and to release one another, their principals, agents, heirs, attorneys, representatives, assigns, and insurance carriers, their agents and employees, from any and all rights, claims, demands, and damages of any kind, known or unknown, existing or arising in the future, resulting from or related to any and all liability



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in connection with any such disputes.

                                    AGREEMENT

               IN CONSIDERATION of the promises and covenants contained in this Agreement, the Parties agree as follows:

               1. Upon execution of the Agreement, Smith will cause 47,568 shares of the restricted Common Stock of Adrenalin Interactive, Inc. (formerly known as Wanderlust Interactive, Inc.) ("Adrenalin") to be issued by Adrenalin to Rogue and 23,784 shares of the restricted Common Stock of Adrenalin to be issued by Adrenalin to Rogue's attorney in this Action, Michael Norman Saleman ("Mr. Saleman").

               2. Upon execution of the Agreement and issuance of the aggregate of 71,352 shares of Adrenalin's restricted Common Stock (collectively the "Shares") to Rogue and to Mr. Saleman, Rogue will execute and deliver to Smith a Request For Dismissal without prejudice of the Action. Smith will thereafter cause the Request For Dismissal to be filed and each party will bear its own costs and attorney's fees.

               3. The certificates representing the Shares shall bear the following legend on the face or backside thereof:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."



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               4. Following the issuance of the Shares to Rogue and Mr. Saleman,
Smith will make a good faith effort to cause the restrictions on the resale of the Shares to be removed by means of the registration of the Shares under and pursuant to the provisions of the Securities Act of 1933, as amended (the "1933 Act"), and all applicable state securities laws.

               5. If, for any reason, Smith's effort to cause the Shares to be registered for resale under the 1933 Act and all applicable state securities laws fails, the Shares issued to Rogue and to Mr. Saleman will be returned to Smith.

               6. In the event of such failure to cause the Shares to be registered for resale under the 1933 Act and all applicable state securities laws, Smith will have ninety (90) days from such date to issue a cashiers check payable to the order of Rogue and Mr. Saleman in the amount of $82,500 plus 10% interest on such amount from such date until actually paid.

               7. If Smith fails to cause the Shares to be registered for resale under the 1933 Act and all applicable state securities laws and fails to pay the $82,500 plus interest within the requisite time frame, Rogue shall have the right to refile the Action against Smith.

               8. If, at anytime before the expiration of thirty (30) days following the effective date of the registration of the resale of the Shares under the 1933 Act and all applicable state securities laws, Adrenalin files any bankruptcy proceeding, Rogue shall have the right to return, and cause Saleman to return, all, but not less than all, of the Shares and



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to refile the Action against Smith.

               9. The statute of limitations with respect to any claim asserted in the Action shall be tolled from the execution of the Agreement until the earliest of the following contingent events:

                      (a) expiration of thirty (30) days following the effective date of the registration for the resale of the Shares under the 1933 Act and all applicable state securities laws;

                      (b) payment of $82,500 plus 10% interest thereon is made to Rogue; or

                      (c) Rogue refiles the Action against Smith as permitted by the terms of this Agreement.

               10. If and when Smith either causes the Shares issued to Rogue and to Mr. Saleman to be registered for resale under the 1933 Act and all applicable state securities laws or pays to Rogue the sum of $82,500 plus the required interest, the dismissal of the Action will be deemed, and agreed to be, a dismissal with prejudice. Such agreement will be confirmed by letter from Mr. Saleman to counsel for Smith, Mr. Vincent Tricarico.

               11. Except as to the rights and obligations provided herein, and subject to the performance by the Parties of their respective obligations as described in Paragraphs 1-10 above, the Parties hereby release and forever discharge one another and their respective



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principals, agents, heirs, attorneys, representatives, assigns, and their insurance carriers, their agents and employees, of and from any and all claims, demands, sums of money, actions, rights, causes of action, obligations and liabilities of every kind or nature whatsoever which they have had, or claim to have had, or now have, or now claim to have, whether or not such claims arose out of, or were, or are in any manner connected with the facts recited above or referred to in the Action. Further, except as to the rights and obligations provided herein, the Parties hereby release and discharge one another and their respective principals, agents, heirs, attorneys, representatives, assigns, and their insurance carriers, their agents and employees, from any and all claims, demands, sums of money, actions, rights, causes of action, obligations and liabilities of every kind or nature whatsoever which they hereafter may have or claim to have had arising out of or in any manner connected with the facts recited above or referred to in the Action, including, but not limited to, a cause of action for declaratory relief, breach of contract, alter ego, fraudulent conveyance, breach of the implied covenant of good faith and fair dealing, negligent misrepresentation, conspiracy, fraud, deceit, intentional infliction of emotional distress, negligent infliction of emotional distress, breach of fiduciary duty, breach of statutory duties, malicious prosecution, abuse of process, misuse of civil process, and all damages, general, compensatory, punitive and/or exemplary which may arise therefrom.

               12. The Parties hereby declare and represent that they understand and agree that this settlement is a compromise of doubted and disputed claims, and is not to be construed as an admission of liability on the part of any person released hereby, and any



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liability is expressly denied.

               13. In executing this Agreement, the Parties represent and certify that they do so with full knowledge of any and all rights which they have and that they do not rely, and have not relied, on any representations made by the other Party, or a representative of the other Party, with regard to this Agreement or the basis thereof. Each Party assumes the risk of any mistake of fact on its part in connection with the true facts involved herein and with regard to any facts which are now unknown by him/her. In this connection, all rights under Section 1542 of the California Civil Code are hereby expressly waived by the Parties. Such statute provides as follows:

               "A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."


               14. Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete Agreement and discharge, the Parties expressly acknowledge that this Agreement is intended to include in its effect, without limitation, all claims which any party does not know or suspect to exist in its favor at the time of the execution hereof, and that this Agreement contemplates the extinguishment of any such claim or claims.

               15. Other than the attorney fees of Mr. Saleman, the Parties represent that they have not heretofore assigned or transferred, or purported to assign or transfer, to any



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person or entity, any claim referred to in this Agreement or any portion thereof or interest therein.

               16. This Agreement is intended to formalize an agreement between the Parties that was reached amicably. Each party acknowledges that there have been no threats or duress leading to the execution of this Agreement. Furthermore, each Party has had the opportunity to consult with counsel concerning the scope and effect of this Agreement.

               17. Should any litigation be brought to enforce the provisions of this Agreement, or any rights or duties arising under this Agreement, the prevailing party in such litigation shall be entitled to recover its attorneys' fees and costs reasonably incurred in such litigation.

               18. This Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed under the laws of the State of California. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any Party.

               19. Should any provisions of this Agreement be declared or determined by any Court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby, and said illegal or invalid part, term or provisions shall be deemed not to be a part of this Agreement.

               20. This Agreement sets forth the entire agreement between the Parties hereto, and fully supersedes any and all prior agreements or understandings between the Parties pertaining to the subject matter of this Agreement.



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               21. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


DATED: June 17, 1998
                                            ROGUE STUDIOS, INC.


                                            By: /s/ KEVIN STURDIVANT
                                                --------------------------------
                                            Its: President
                                                 -------------------------------


DATED: June 17, 1998
                                            JAY SMITH, III


                                            By: /s/ JAY SMITH, III
                                                --------------------------------



DATED: June 17, 1998
                                            JAY SMITH, III DBA SMITH
                                            ENGINEERING COMPANY


                                            By: /s/ JAY SMITH, III
                                                --------------------------------
                                            Its: Sole Proprietor
                                                 -------------------------------


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APPROVED AS TO FORM AND CONTENT:

LAW OFFICES OF
MICHAEL NORMAN SALEMAN


By: /s/ MICHAEL NORMAN SALEMAN
    -----------------------------
       Michael Norman Saleman
   Attorneys for Rogue Studios, Inc.



CLARK & TREVITHICK


By: /s/ VINCENT TRICARICO
    -----------------------------
         Vincent Tricarico
    Attorneys for Jay Smith, III and
    Jay Smith, III dba Smith Engineering
    Company



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